UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2025

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2025, the Board of Directors (the “Board”) of Kennametal Inc. (the “Company” or “Kennametal”) announced the appointment of Faisal Hamadi, age 40, to serve as Vice President, Kennametal Inc. and President, Infrastructure Business Segment effective January 20, 2025. Mr. Hamadi will report to Kennametal President and Chief Executive Officer, Sanjay Chowbey.
Mr. Hamadi succeeds Mr. Franklin Cardenas, the Company’s current Vice President, Kennametal Inc. and President, Infrastructure Business Segment, who has served in the role from February 20, 2020 to date and will cease serving in such role effective January 20, 2025. Mr. Cardenas will remain employed with the Company until his separation date of April 1, 2025.
Mr. Hamadi has been with the Company since July 1, 2024, serving in the role of Vice President, Value Creation Systems. Previously, Mr. Hamadi served in various roles with increasing responsibility at Eaton Corporation (“Eaton”) since July 2007. His most recent role at Eaton was General Manager of its Hydraulics and Actuation portfolio, a role which he held from December 2021 through June 2024; and previously Plant Manager from February 2019 to November 2021. Mr. Hamadi was Eaton’s After Market Strategy Manager from January 2017 through February 2019 and held other positions in Finance and Management prior to this.
At the time Mr. Hamadi starts in his role as Vice President, Kennametal Inc. and President, Infrastructure Business Segment, he will enter into an indemnification agreement with the Company in the form previously approved by the Board.
He will also enter into an officer’s employment agreement with Kennametal in the form previously approved by the Board. Generally, the officer’s employment agreement will provide:
•General. Mr. Hamadi will be required to devote his entire time and attention to the business and affairs of Kennametal while he is employed.
•Term. There is no predetermined term.
•Non-competition/non-disclosure. Unless Kennametal provides prior consent in writing, if Kennametal terminates his employment without cause, then for one year after the date of termination, Mr. Hamadi cannot, in any geographic area in which Kennametal is offering its services and products: (a) directly or indirectly engage in; or (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of its subsidiaries or affiliates in which the executive is or was engaged. In the event that (i) Mr. Hamadi voluntarily terminates his employment; or (ii) Mr. Hamadi’s employment is terminated for reason of a Change in Control or any other reason, the aforementioned non-compete obligation is two years after the date of termination. However, in case of termination for any reason, Mr. Hamadi cannot disclose any of Kennametal’s confidential or trade secret information.
•Assignment of Inventions. Mr. Hamadi must assign to Kennametal all inventions conceived or made during his employment with Kennametal.
•Termination. Mr. Hamadi’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate Mr. Hamadi’s employment with the approval and authorization of the Board.
•Severance. If Mr. Hamadi has been employed with the Company for a minimum of two years, and if (with Board authorization) Kennametal involuntarily terminates Mr. Hamadi’s employment prior to a change in control and not for cause, he will be entitled to 12 months of severance.
•Change in Control. The agreement provides for payments to Mr. Hamadi if he resigns for good reason or if he is terminated by the Company without cause within six months prior to a change in control of the Company, or within 24 months following a change in control of the Company. In this event, he will receive a payment equal to two times his base salary and two times his target bonus.

In connection with his appointment and start date as Vice President, Kennametal Inc. and President, Infrastructure Business Segment, Mr. Hamadi will be entitled to the following compensation:
•Annual base salary of $425,000.
•Future long-term incentive grants to be made under the 2024 Kennametal Inc. Stock and Incentive Plan, beginning in fiscal year 2026, with a target grant date total value of $530,000 (subject to adjustment based on compensation market data, performance and market conditions) consisting of 40% Restricted Stock Units (“RSU’s”) and 60% Performance Stock Units (“PSU’s”). The RSU’s will vest in equal parts over a 3-year period, with one-third vesting on each anniversary date of the grant. The PSU’s cliff vest on the third grant date anniversary subject to the achievement of certain Kennametal performance measures in each of the three years in the term.
•Continued participation in the Company’s Annual Incentive Plan with a target bonus for the second half of fiscal year 2025 of 75% of annual base salary, with an opportunity to earn up to 200% of the target incentive.
•Participation in all general employee benefit plans and programs as well as participation in any plans and programs for executives.

Item 8.01 Other Events.
On January 15, 2025, the Company issued a press release announcing the appointment of Faisal Hamadi as Vice President, Kennametal Inc. and President, Infrastructure Business Segment. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Form of Executive Officer Agreement as of April 2018 (Exhibit 10.60 of Form 10-K filed August 10, 2018 is incorporated herein by reference)
10.2 Form of Indemnification Agreement for Named Executive Officers (Exhibit 10.2 of the Form 8- K filed March 22, 2005 is incorporated herein by reference)
99.1 Press Release dated January 15, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	January 15, 2025	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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